Exhibit 99.2

Broadcom Inc. Announces Private Exchange Offers

of Certain Outstanding Notes for New Notes

SAN JOSE, Calif. – March 31, 2022 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom” or the “Company”) announced today the commencement of offers to all eligible holders (together, the “Exchange Offers”) of the Company’s or its subsidiaries’ Existing Notes listed in the table below to exchange Existing Notes for consideration consisting of a combination of up to $2,500,000,000 aggregate principal amount of the Company’s new notes due 2037 (the “New Notes”) and a cash payment, the complete terms and conditions of which are set forth in an offering memorandum, dated today (the “Offering Memorandum”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

Offers

CUSIP Numbers	Title of Security (collectively, the “Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Sub-Cap(1)	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (bps)(2)	% of Premium in Cash(3)
12673P AJ4 (144A)	4.700% Senior Notes due 3/15/2027, issued by CA, Inc.	$265,102,000	1	N/A	2.50% due March 31, 2027	FIT1	155	100%
11135F AH4 (144A) U1109M AG1 (Reg S) 11135F BD2 (Exch)	5.000% Senior Notes due 4/15/2030, issued by the Company	$1,085,914,000	2	N/A	1.875% due February 15, 2032	FIT1	140	100%
11135F AB7 (144A) U1109M AB2 (Reg S) 11135F BA8 (Exch)	4.750% Senior Notes due 4/15/2029, issued by the Company	$1,958,001,000	3	N/A	1.875% due February 15, 2032	FIT1	130	100%
11135F AK7 (144A) U1109M AH9 (Reg S) 11135F AL5 (Exch)	4.110% Senior Notes due 9/15/2028, issued by the Company	$1,965,176,000	4	N/A	2.500% due March 31, 2027	FIT1	120	100%
11135F AP6 (144A) U1109M AK2 (Reg S) 11135F AQ4 (Exch)	4.150% Senior Notes due 11/15/2030, issued by the Company	$2,679,058,000	5	N/A	1.875% due February 15, 2032	FIT1	140	100%
11135F AR2 (144A) U1109M AL0 (Reg S) 11135F AS0 (Exch)	4.300% Senior Notes due 11/15/2032, issued by the Company	$2,000,000,000	6	$500,000,000	1.875% due February 15, 2032	FIT1	165	100%

(1)

The Existing Notes will be accepted in accordance with the acceptance priority levels and the sub-cap set forth in this table. All Existing Notes tendered for exchange in the Exchange Offers at or prior to the Early Participation Date will have priority over any Existing Notes that are tendered for exchange after the Early Participation Date.

(2)

Eligible Holders who validly tender Existing Notes at or prior to the Early Participation Date will be eligible to receive the Early Participant Payment of $50 (payable solely in New Notes) for each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn.

(3)

Represents the portion of the Total Consideration in excess of $1,000 for each $1,000 principal amount of Existing Notes that will be payable in cash (excluding the Early Participant Payment, which, if applicable, will be paid solely in New Notes).

Set forth below is a table summarizing certain material terms of the New Notes to be issued in the Exchange Offers:

Title of Series	Maturity Date	Aggregate Principal Amount of Existing Notes To Be Accepted for Exchange	Reference Security	Spread to Reference Security (bps)
New Notes	May 15, 2037	An amount of Existing Notes such that the aggregate principal amount of New Notes issued does not exceed $2,500,000,000	1.875% due February 15, 2032	215

The aggregate principal amount of New Notes to be issued pursuant to the Exchange Offers will be subject to a maximum amount of $2,500,000,000 aggregate principal amount.

The following is a summary of certain key terms of the Exchange Offers:

•	The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of April 27, 2022, unless extended by the Company (the “Expiration Date”).

•

Eligible Holders who validly tender and do not validly withdraw their Existing Notes at or prior to the Early Participation Date will receive: (a) New Notes in a principal amount equal to (i) the Total Consideration (as defined below) applicable to such Existing Notes minus (ii) the Cash Component (as defined below), and (b) a cash payment equal to the Cash Component, for each $1,000 principal amount of such Existing Notes tendered and accepted for exchange by the Company.

•

Eligible Holders who validly tender and do not validly withdraw their Existing Notes after the Early Participation Date will receive: (a) New Notes in a principal amount equal to (i) the Exchange Consideration (as defined below) applicable to such Existing Notes minus (ii) the Cash Component, and (b) a cash payment equal to the Cash Component, for each $1,000 principal amount of such Existing Notes tendered and accepted for exchange by the Company.

•

“Total Consideration” means, as calculated in accordance with the formula set forth in Annex A to the Offering Memorandum, the discounted value of the remaining payments of principal and interest through the maturity date or par call date, as applicable, of the applicable series of Existing Notes (excluding accrued and unpaid interest to, but not including, the applicable Settlement Date), using a yield equal to the sum of (a) the bid-side yield on the applicable Reference UST Security (as set forth in the tables above with respect to such series of Existing Notes) as calculated by the Dealer Managers (as defined below) in accordance with standard market practice, as of 11:00 a.m. New York City time on April 14, 2022 (such date and time, the “Pricing Time”), as displayed on the Bloomberg Government Pricing Monitor Pages listed in the tables set forth on the cover page of the Offering Memorandum with respect to such series of Existing Notes (or any recognized quotation source selected by the Dealer Managers in their sole discretion if such page is not available or is manifestly erroneous) and (b) the Fixed Spread as set forth in the tables above with respect to such series of Existing Notes. For the avoidance of doubt, the Total Consideration includes the Early Participant Payment, as defined below.

•	“Exchange Consideration” means the Total Consideration minus the Early Participant Payment.

•

“Cash Component” means the portion of the Total Consideration, or the Exchange Consideration, as applicable, to be paid to holders in cash and is equal to the applicable Total Consideration for the relevant series of Existing Notes minus $1,000. For the avoidance of doubt, the Cash Component payable with respect to each series of Existing Notes validly tendered at or prior to the Early Participation Date, and accepted by us for exchange, will be equivalent to the Cash Component payable with respect to such series of Existing Notes validly tendered after the Early Participation Date and at or prior to the Expiration Date, and accepted by us for exchange.

•

“Early Participant Payment” means $50 (payable in applicable New Notes) for each $1,000 principal amount of each series of Existing Notes tendered and not validly withdrawn at or prior to the Early Participation Date.

•

The Company will pay interest on the New Notes at a rate per annum equal to (a) the yield, calculated in accordance with standard market practice, that corresponds to the bid-side price of the 1.875% United States Treasury due February 15, 2032 as of the Pricing Time as displayed on the Bloomberg Government Pricing Monitor page FIT1 (or any recognized quotation source selected by us in our sole discretion if such quotation report is not available or is manifestly erroneous), plus (b) a fixed spread of 215 basis points.

•

Assuming the Company elects to have an early settlement, settlement for Existing Notes tendered at or prior to the Early Participation Date and accepted by the Company is expected to be April 18, 2022, unless extended by the Company (the “Early Settlement Date”). Settlement for Existing Notes tendered and accepted after the Early Participation Date is expected to be April 29, 2022, unless extended by the Company (the “Final Settlement Date”).

•

Eligible holders who validly tender and who do not validly withdraw their Existing Notes at or prior to 5:00 p.m., New York City time, on April 13, 2022, unless extended by the Company (the “Early Participation Date”), and whose tenders are accepted for exchange by the Company, will receive the Total Consideration for each $1,000 principal amount of Existing Notes.

•

All Eligible Holders whose Existing Notes are accepted in an Exchange Offer will receive a cash payment equal to accrued and unpaid interest on such Existing Notes to, but not including, the applicable Settlement Date in addition to their Total Consideration.

•

Tenders of Existing Notes in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on April 13, 2022, unless extended by the Company (the “Withdrawal Deadline”), but will thereafter be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

•

Consummation of the Exchange Offers is subject to a number of conditions, including, among other things, the issuance of at least $500,000,000 aggregate principal amount of New Notes and the Company’s determination that New Notes issued on the Final Settlement Date, if any, will be treated as part of the same issue as the New Notes, if any, issued on the Early Settlement Date for U.S. federal income tax purposes.

•	The Company will not receive any cash proceeds from the Exchange Offers.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only made, and copies of the documents relating to the Exchange Offers will only be made available, to a holder of Existing Notes who has certified in an eligibility certification certain matters to the Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, a person other than a “U.S. person” as defined in Rule 902 under the Securities Act or a Canadian “accredited investor” and “permitted client” as defined in National Instrument 45-106—Prospectus Exemptions, Section 73.1(1) of the Securities Act (Ontario) and National Instrument 31-103—Registration Requirements, Exemptions and Ongoing Registrant Obligations. Holders of Existing Notes who desire access to the electronic eligibility form should contact D.F. King & Co., Inc., the information agent (the “Information Agent”) for the Exchange Offers, at (866) 416-0577 (U.S. Toll-free) or (212) 269-5550 (Collect). Holders that wish to receive the Offering Documents can certify eligibility on the eligibility website at: http://www.dfking.com/broadcom. In connection with the Exchange Offers, Barclays Capital Inc., BBVA Securities Inc., BNP Paribas Securities Corp., and J.P. Morgan Securities LLC are acting as dealer managers (collectively, the “Dealer Managers”).

This news release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction. None of Broadcom, the Information Agent or the Dealer Managers makes any recommendation as to whether any eligible holders should participate in the applicable Exchange Offer, and no one has been authorized by any of them to make such a recommendation. Eligible holders must make their own decisions as to whether to exchange their Existing Notes, and if so, the principal amount of such Existing Notes to be exchanged.

About Broadcom Inc.

Broadcom Inc. (NASDAQ: AVGO) is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance, the anticipated offerings and use of proceeds, and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has disrupted, and will likely continue to disrupt, normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; government regulations and administrative proceedings, trade restrictions and trade tensions; global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; global political and economic conditions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; the amount and frequency of our share repurchase program; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Ji Yoo

Investor Relations

408-433-8000

investor.relations@broadcom.com